EXHIBIT 31.2

                                CFO CERTIFICATION


I,  Thomas  P.  Cawley,  certify  that:

     1. I have reviewed this annual report on Form 10-K/A of Peet's Coffee & Tea, Inc.; and

     2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report.



Date: March  15,  2004               /s/  Thomas  P.  Cawley
                                     -----------------------
                                     Thomas  P.  Cawley
                                     Vice President, Chief  Financial Officer,
                                     and Secretary